UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TOMI ENVIRONMENTAL SOLUTIONS, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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9454 Wilshire Blvd., Penthouse
Beverly Hills, CA 90212

September 19, 2019

Dear Shareholder:

You are cordially invited to attend the 2019 Annual Meeting of Shareholders of TOMI Environmental Solutions, Inc. to be held on Wednesday, October 30, 2019, at 10:00 a.m., Pacific Time, at the Residence Inn by Marriott, 1177 S. Beverly Drive, Los Angeles, California 90035. The formal Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter describe the business to be acted upon at the Annual Meeting.

Your vote is important to us and your shares should be represented at the Annual Meeting whether or not you are personally able to attend. Accordingly, I encourage you to mark, sign, date and return the accompanying Proxy Card promptly using the postage-paid envelope provided, or by using Internet voting as described in the accompanying Proxy Statement.

On behalf of the Board of Directors, thank you for your continued support of TOMI.

Sincerely,

/s/ Halden S. Shane
Halden S. Shane
Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held at 10:00 a.m., Pacific Time, on Wednesday, October 30, 2019

The 2019 Annual Meeting of Shareholders of TOMI Environmental Solutions, Inc., a Florida corporation (“TOMI,” the “Company” or “we”), will be held on Wednesday, October 30, 2019, at 10:00 a.m., Pacific Time, at the Residence Inn by Marriott, 1177 S. Beverly Drive, Los Angeles, California 90035, for the purpose of considering and acting upon the following:

1.
To elect the Class II directors named in this Proxy Statement to hold office until their respective successors are duly elected and qualified or until their earlier resignation or removal;

2.
To ratify the appointment of Wolinetz, Lafazan & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.
To approve an amendment to our Restated Articles of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 200,000,000 to 250,000,000;

4.
To approve an amendment to our Restated Articles of Incorporation, as amended, to implement a reverse stock split of all the outstanding shares of our common stock and Series A preferred stock, within a range from 1-for-2 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board of Directors; and

5.
To consider and act upon other business which may properly come before the Annual Meeting or any postponement or adjournment thereof.

The proposals referred to above are more fully described in the accompanying Proxy Statement. An annual report to shareholders outlining our operations during our 2018 fiscal year accompanies this Notice of Annual Meeting and Proxy Statement.

Your vote is important. You are entitled to vote only if you were a shareholder at the close of business on Wednesday, September 18, 2019, the record date for the Annual Meeting. We hope that you will attend the Annual Meeting, but if you cannot do so, please complete, date, and sign the enclosed Proxy Card and return it in the accompanying envelope as promptly as possible. The Proxy Card also provides instructions on voting electronically over the Internet. Returning the Proxy Card (or voting electronically) will not affect your right to vote in person if you attend the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEE FOR CLASS II DIRECTORS LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4.

Dated: September 19, 2019	BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Halden S. Shane
Halden S. Shane
Chairman of the BoardBeverly Hills, California

TABLE OF CONTENTS

Page
General Information	1
Proposal 1: Election of Class II Directors	7
Information About the Class II Director Nominees	7
Continuing Directors	9
Corporate Governance	10
Report of the Audit Committee	14
Director Compensation	15
Information Regarding Our Directors and Executive Officers	16
Security Ownership of Certain Beneficial Owners and Management	17
Executive Compensation	19
Certain Relationships and Related Transactions	23
Equity Compensation Plan Information	24
Proposal 2: Ratification of Independent Registered Public Accounting Firm	25
Proposal 3: Approval of an Amendment to our Restated Articles of Incorporation, as Amended, to Increase the Number of Authorized Shares of our Common Stock from 200,000,000 to 250,000,000	27
Proposal 4: Approval of an Amendment to our Restated Articles of Incorporation, as Amended, to Implement a Reverse Stock Split	29
Other Matters	36
Shareholder Proposals for 2020 Annual Meeting	36
Delivery of Documents to Security Holders Sharing an Address	37

TOMI ENVIRONMENTAL SOLUTIONS, INC.
9454 Wilshire Blvd., Penthouse
Beverly Hills, CA 90212

PROXY STATEMENT

2019 ANNUAL MEETING OF SHAREHOLDERS
To be held on Wednesday, October 30, 2019 at 10:00 a.m. (Pacific Time)

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of TOMI Environmental Solutions, Inc., a Florida corporation (“TOMI,” the “Company” or “we”), for use at the 2019 Annual Meeting of Shareholders to be held on Wednesday, October 30, 2019, at 10:00 a.m., Pacific Time (the “Annual Meeting”), or at any postponement or adjournment of the Annual Meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Residence Inn by Marriott, 1177 S. Beverly Drive, Los Angeles, California 90035. We intend to commence mailing this Proxy Statement, the accompanying Proxy Card and the Notice of Annual Meeting of Shareholders on or about September 19, 2019 to all shareholders entitled to vote at the Annual Meeting.

GENERAL INFORMATION

Why am I receiving these materials?

We sent you this Proxy Statement because you held shares of our common stock, $0.01 par value per share (the “Common Stock”), and/or Cumulative Series A Preferred Stock, $0.01 par value per share (“Series A Preferred Stock and, together with the Common Stock, the “Voting Stock”) on Wednesday, September 18, 2019 (the “Record Date”) and are entitled to vote at the Annual Meeting. The Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares of Voting Stock. This Proxy Statement, the accompanying Proxy Card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, are being made available to shareholders beginning on or about September 19, 2019. Please read this Proxy Statement, as it contains important information you need to know to vote at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. If you were a shareholder of record on the Record Date, you will be entitled to vote all of the shares of Voting Stock that you held on that date at the Annual Meeting or at any postponement or adjournment of the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

Shareholders will vote on the following proposals (the “Proposals”) at the Annual Meeting:

1. To elect the Class II directors named in this Proxy Statement to hold office until their respective successors are duly elected and qualified or until their earlier resignation or removal;

2. To ratify the appointment of Wolinetz, Lafazan & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

3. To approve an amendment to our Restated Articles of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 200,000,000 to 250,000,000;

4. To approve an amendment to our Restated Articles of Incorporation, as amended, to implement a reverse stock split of all the outstanding shares of Common Stock and Series A Preferred Stock, within a range from 1-for-2 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board;

5. To consider and act upon other business which may properly come before the Annual Meeting or any postponement or adjournment thereof.

If any other matter is properly brought before the Annual Meeting, your signed Proxy Card would authorize Harold W. Paul (the “Proxy Holder”) to vote on such matters in his discretion.

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of Voting Stock that you owned on the Record Date. For a description of the vote required to approval the Proposals, including whether the holders of our Common Stock and Series A Preferred Stock will vote as a separate class, please see “What vote is required to approve the Proposals?” below.

How many votes can be cast by all shareholders?

We had 124,700,418 outstanding shares of Common Stock and 510,000 shares of Series A Preferred Stock on the Record Date, and each of those shares of Voting Stock is entitled to one vote. Shareholders are not entitled to cumulate voting rights.

How many votes must be present to hold the Annual Meeting?

To conduct business at the Annual Meeting, a quorum must be present. The presence in person or by proxy of shareholders entitled to cast at least a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum. We count proxies marked “withhold authority” as to any director nominee or “abstain” as to a particular proposal for purposes of determining the presence or absence of a quorum at the Annual Meeting for the transaction of business. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

How do I vote my shares?

In addition to voting in person at the Annual Meeting or any postponement or adjournment thereof, you may vote by mail or Internet. To vote your shares, please follow the instructions on the Proxy Card.

Voting by Internet. If you are a registered shareholder (that is, if your stock is registered in your name), you may use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your Proxy Card in hand when you log on and follow the instructions included with your Proxy Card. You are encouraged to vote electronically by Internet. If you vote by Internet, you do not need to return your Proxy Card.

If your shares are held in “street name” (that is, if your stock is registered in the name of your broker, bank or other nominee), please check your Proxy Card or contact your broker, bank or other nominee to determine whether you will be able to vote by Internet. If your shares are held in “street name” and you do not make arrangements with your broker to vote your shares of Voting Stock, then your broker is not permitted to exercise discretion and will not vote your shares on any non-routine Proposal, which is called a “broker non-vote.”

If you need assistance in revoking your proxy or changing your vote, please call us at (800) 525-1698.

Voting by Mail. To vote by mail, please sign, date and return to us as soon as possible the enclosed Proxy Card. An envelope with postage paid, if mailed in the United States, is provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you vote by Internet as described above, you need not also mail a proxy to us.

Voting at the Annual Meeting. You may vote by ballot in person at the Annual Meeting. If you want to vote by ballot, and you hold your shares in street name (that is, through a bank or broker), you must obtain a power of attorney or other proxy authority from that organization and bring it to the Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. Even if you plan to attend the Annual Meeting, you are encouraged to submit a Proxy Card or vote by Internet to ensure that your vote is received and counted. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted

What vote is required to approve the Proposals?

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Proposal 1—Election of the Class II directors to the Board	Plurality of the votes cast (the two director nominees receiving the most “FOR” votes shall be elected)	No
Proposal 2—Ratification of the appointment of Wolinetz, Lafazan & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2019	The votes cast favoring the matter must exceed the votes cast opposing the matter	Yes
Proposal 3—Approval of an amendment to our Restated Articles of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 200,000,000 to 250,000,000	The votes cast by the holders of the Common Stock and the Series A Preferred Stock, each voting as a separate class, favoring the matter must exceed the votes cast opposing the matter	Yes
Proposal 4—Approval of an amendment to our Restated Articles of Incorporation, as amended, to implement a reverse stock split of all our outstanding shares of Common Stock and Series A Preferred Stock, within a range from 1-for-2 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board
	The votes cast by the holders of the Common Stock and the Series A Preferred Stock, each voting as a separate class, favoring the matter must exceed the votes cast opposing the matter	Yes

For purposes of Proposals 1, 2, 3, and 4, broker non-votes are not considered “votes cast” at the annual meeting and thus will have no effect on the outcome of such Proposals. For purposes of Proposals 2, 3 and 4, abstentions are not considered “votes cast” at the Annual Meeting and thus will have no effect on the outcome of such Proposals.

The vote on Proposal 1 is a “non-discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to such Proposal, your broker is not permitted to vote on such Proposal and your votes will be counted as broker non-votes.

Are there any appraisal rights or dissenters’ rights?

Under the Florida Business Corporation Act (the “FBCA”), our shareholders are not entitled to dissenters’ rights or appraisal rights with respect to any of the Proposals.

How does the Board recommend that I vote?

Our Board recommends that you vote:

●
FOR each of theClass II director nominees named in this Proxy Statement in Proposal 1;

●
FOR Proposal 2—Ratification of the appointment of Wolinetz, Lafazan & Company, P.C. as our independent registered public accounting firm; and

●
FOR Proposal 3—Approval of an amendment to our Restated Articles of Incorporation, as Amended, to increase the number of authorized shares of our Common Stock from 200,000,000 to 250,000,000.

●
FOR Proposal 4—Approval of an amendment to our Restated Articles of Incorporation, as amended, to implement a reverse stock split of all our outstanding shares of Common Stock and Series A Preferred Stock, within a range from 1-for-2 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board.

If I give a proxy, how will my shares be voted?

Proxy Cards received by us before the Annual Meeting that are properly executed and dated will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy.

If you properly execute and date your Proxy Card but do not include voting instructions, your Proxy Card will be voted in accordance with the recommendation of the Board of Directors on all matters presented in this Proxy Statement. Although management does not know of any matter other than the proposals described herein to be acted upon at the Annual Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the Proxy Holder in accordance with his best judgment in respect of any other matters that may properly be presented for a vote at the Annual Meeting. Unsigned proxies will not be voted.

If you vote using the website noted on the Proxy Card, you do not need to return any Proxy Card.

If the Annual Meeting is postponed or adjourned, a shareholder’s proxy will remain valid and may be voted at the postponed or adjourned meeting. A shareholder still will be able to revoke the shareholder’s proxy until it is voted.

What if other matters are voted on at the Annual Meeting?

With respect to any other matter that properly comes before the Annual Meeting, the Proxy Holder will vote the proxies in its discretion in accordance with its best judgment and in the manner it believes to be in our best interests. For example, if you do not give instructions on your Proxy Card or by Internet, and a nominee for director listed on the Proxy Card withdraws before the election (which is not now anticipated), your shares will be voted by the Proxy Holder for any substitute nominee as may be nominated by the Board.

On the date we filed this Proxy Statement with the Securities and Exchange Commission (“SEC”), the Board did not know of any other matter to be brought before the Annual Meeting.

When will the next shareholder advisory votes on executive compensation and on the frequency of the advisory vote on executive compensation occur?

At our 2017 annual meeting of shareholders, our shareholders voted, on a non-binding advisory basis, to hold an advisory vote on the approval of the compensation of our named executive officers every three years. As such, we anticipate that we will hold the next advisory votes on executive compensation of our named executive officers at our 2020 annual meeting of shareholders. Pursuant to applicable SEC rules, we anticipate that the next vote on the frequency of the advisory vote on executive compensation of our named executive officers will be held at our 2023 annual meeting of shareholders.

How will my shares be voted if I mark “Abstain” on my Proxy Card?

We will count a properly executed Proxy Card marked “Abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that Proxy Card will not be voted at the Annual Meeting for the proposals so marked.

Will my shares be voted if I do not provide instructions to my broker or nominee?

When a matter to be voted on at a shareholders meeting is the subject of a contested solicitation, under NASDAQ Stock Market and New York Stock Exchange rules, brokers no longer have discretion to vote shares that they hold in their name on behalf of a third party. Therefore, if you hold your shares in the name of your broker and you do not provide your broker with specific instructions regarding how to vote on any Proposal to be voted on at the Annual Meeting, your broker will not be permitted to vote your shares on that Proposal. This is called a “broker non-vote.” For example, if you provide your broker instructions on Proposal 1 but not on Proposal 2, the broker will vote on Proposal 1 as you direct but will not vote your shares on Proposal 2

Please remember to give your broker specific instructions when returning your Proxy Card. If you previously returned a Proxy Card without specific instructions regarding how your shares are to be voted, please complete and return the enclosed Proxy Card to your broker with specific voting instructions.

What does it mean if I receive more than one Proxy Card?

If you hold your shares of Voting Stock in more than one account, you will receive a Proxy Card for each account. To ensure that all of your shares are voted, please vote using each Proxy Card you receive or, if you vote by Internet, you will need to enter each of your Proxy Numbers. Remember, you may vote by Internet or by signing, dating and returning the Proxy Card in the postage-paid envelope provided.

Can I revoke a previously delivered proxy or change my vote after I deliver my proxy?

Yes. You may revoke a previously delivered proxy by delivering another properly completed proxy with a later date (including via Internet), or by delivering written notice of revocation of your proxy to our Chief Executive Officer at our principal executive offices, located at 9454 Wilshire Blvd., Penthouse, Beverly Hills, CA 90212, in each case before the exercise of the previously delivered proxy at the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a brokerage firm, bank, dealer or other similar organization, you must contact that brokerage firm, bank, dealer or other similar organization to revoke any prior voting instructions. You may also revoke any prior voting instructions by voting in person at the Annual Meeting if you obtain a legal proxy as described in the paragraph under the heading “Who can attend the Annual Meeting?” below.

Who can attend the Annual Meeting?

Any person who was a shareholder on the Record Date may attend the Annual Meeting. If you own shares in street name, you should ask your brokerage firm, bank, dealer or other similar organization for a legal proxy to bring with you to the Annual Meeting. If you do not receive a legal proxy in time, you should bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the Annual Meeting. You will not, however, be able to vote your shares at the Annual Meeting without a legal proxy.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days after the Annual Meeting.

When are shareholder proposals due for the next Annual Meeting?

Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any shareholder desiring to include a proposal in our Proxy Statement with respect to our 2020 annual meeting of shareholders should arrange for such proposal to be delivered to us at our corporate headquarters no later than May 22, 2020 in order to be considered for inclusion in our proxy statement relating to such annual meeting. Matters pertaining to such proposals, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act and the rules of the SEC. Although the Board will consider shareholder proposals, we reserve the right to omit from our proxy statement, or to recommend votes against, shareholder proposals that we are not required to include under Rule 14a-8 under the Exchange Act.

All such notices should be submitted in writing to our Corporate Secretary at our corporate headquarters at TOMI Environmental Solutions, Inc., 9454 Wilshire Blvd., Penthouse, Beverly Hills, CA 90212.

Who is paying for this proxy solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy Card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to brokerage firms, banks, dealers and other similar organizations holding in their names shares of Voting Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of Voting Stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to the mailing of this Proxy Statement, the solicitation of proxies or votes may be supplemented by telephone, electronic communication, or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

How can I obtain additional information about the Company?

Copies of our Annual Report on Form 10-K are available on our website at www.tomimist.com and will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report on Form 10-K will be provided upon written request. All written requests should be directed to: TOMI Environmental Solutions, Inc., Attention: Chief Executive Officer, 9454 Wilshire Blvd., Penthouse, Beverly Hills, CA 90212.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including our Company, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549. Copies of such filings may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, District of Columbia 20549.

PROPOSAL 1:
ELECTION OF CLASS II DIRECTORS

Our Board currently consists of six directors divided into three classes, with each class holding office for a three-year term. Each director serves until such director’s successor is duly elected and qualified or such director’s earlier resignation, death or removal. Two Class II directors will be elected to the Board at the Annual Meeting and, as such, the Board will consist of five directors effective upon the election of the Class II directors at the Annual Meeting, as there is presently a vacancy in Class I.

Upon the recommendation of our Nominating and Governance Committee, the Board has nominated each of Walter C. Johnsen and Kelly J. Anderson for re-election at the Annual Meeting for a three-year term that will expire at our 2022 Annual Meeting of Shareholders. Messrs. Johnsen and Anderson have consented to serve if elected. If one or both becomes unavailable to serve as a director, our Board may designate a substitute nominee. In that case, the proxy holders will vote for the substitute nominee or nominees designated by our Board. Our Board has no reason to believe that Messrs. Johnsen or Anderson will be unable to serve. There are no agreements or understandings pursuant to which Messrs. Johnsen or Anderson, or any of our directors was selected to serve as a director.

All of our directors are expected to attend the Annual Meeting.

INFORMATION ABOUT THE CLASS II DIRECTOR NOMINEES

The following table provides information regarding the Class II director nominees, including each nominee’s age, the year in which such nominee became a director, such nominee’s principal occupations or employment during the past five years, directorships held with other public companies at any time during the past five years, and other biographical data. Included in the biography of each of our Class II director nominees is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve as a director.

Name	Age	Position
Walter C. Johnsen(1)	68	Director
Kelly J. Anderson(2)	51	Director

(1)	Chairperson of the Compensation Committee.
(2)	Chairperson of the Audit Committee.

Walter C. Johnsen, Director

Mr. Johnsen has been one of our directors since January 2016. Since January 1, 2007, Mr. Johnsen has served as Chairman of the Board and Chief Executive Officer of Acme United Corporation, a leading worldwide supplier of innovative branded cutting, measuring and safety products in the school, home, office, hardware & industrial markets. From November 30, 1995 to December 31, 2006, he held the titles of President and Chief Executive Officer at Acme United. Mr. Johnsen previously served as Vice Chairman and a principal of Marshall Products, Inc., a medical supply distributor. Mr. Johnsen holds a Bachelor of Science in Chemical Engineering and a Master of Science in Chemical Engineering from Cornell University, and a Master of Business Administration from Columbia University. The Board concluded that Mr. Johnsen’s business and operations experience made his nomination as one of our directors appropriate.

Kelly J. Anderson, Director

Ms. Anderson has been one of our directors since January 2016. Ms. Anderson is a partner in C Suite Financial Partners, a financial consulting services company dedicated to serving private, public, private equity, entrepreneurial, family office and government-owned firms in all industries. Between July 2014 and March 2015, Ms. Anderson was CFO of Mavenlink, a SaaS company, between October 2012 and January 2014, Ms. Anderson was Chief Accounting Officer of Fisker Automotive, between April 2010 and February 2012, Ms. Anderson was the President and Chief Financial Officer of T3 Motion, Inc., (“T3”), an electric vehicle technology company. Between March 2008 and April 2010, she served as T3’s Executive Vice President and Chief Financial Officer, and as a director from January 2009 until January 2010. From 2006 until 2008, Ms. Anderson was Vice President at Experian, a leading credit reporting agency. From 2004 until 2006, Ms. Anderson was Chief Accounting Officer for TripleNet Properties, G REIT, Inc., T REIT, Inc., NNN 2002 Value Fund, LLC, and Chief Financial Officer of NNN 2003 Value Fund, LLC and A REIT, Inc., all of which were real estate investment funds managed by TripleNet Properties. From 1996 to 2004, Ms. Anderson held senior financial positions with The First American Corp., a Fortune 500 title insurance company. Ms. Anderson is an inactive California CPA and a 1989 graduate of the College of Business and Economics at California State University, Fullerton. The Board concluded that Ms. Anderson’s experience in finance made her nomination as one of our directors appropriate.

Vote Required

The two Class II director nominees receiving the highest number of affirmative votes of the vote represented by the shares in attendance or represented by proxy at the Annual Meeting and entitled to vote on this Proposal shall be elected. Abstentions and broker non-votes will have no effect in determining the results of the voting on the Class II directors at the Annual Meeting.

Proxies received in response to this solicitation will be voted “FOR” the election of Messrs. Johnsen and Anderson to our Board unless otherwise specified in the proxy. If a Class II director nominee is unable to serve or will not serve as a director, then the person designated as proxies on the Proxy Card will vote for the substitute nominee or nominees designated by the Board.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH CLASS II DIRECTOR NOMINEE NAMED IN THIS PROXY STATEMENT.

CONTINUING DIRECTORS

The following section provides information regarding each of our continuing directors, his or her age, the year in which each he or she became a director, his or her principal occupation or employment during the past five years, directorships held with other public companies at any time during the past five years, and other biographical data. Included in the biography of each director is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that such individual should serve as one of our directors.

Name	Age	Class(1)
Halden S. Shane	74	Class III
Harold W. Paul(2)	71	Class III
Lim Boh Soon	63	Class I

(1)	The term of the Class III directors will expire at our 2020 Annual Meeting of Shareholders and the term of the Class I director will expire at our 2021 Annual Meeting of Shareholders.
(2)	Chairperson of the Nominating and Governance Committee.

Halden S. Shane, Chief Executive Officer and Chairman of the Board

Dr. Shane has been our Chief Executive Officer and Chairman of the Board since October 2007, when we commenced our current operations. Until 2009, Dr. Shane also served as President and CEO of Tiger Management International, a private management company that deals in business management of private and public companies. Dr. Shane resigned all positions and closed Tiger Management International in 2009. Dr. Shane was founder and CEO of Integrated Healthcare Alliance, Inc. and also founder and General Partner of Doctors Hospital West Covina, California. Prior thereto, Dr. Shane practiced Podiatric Surgery specializing in ankle arthroscopy. Dr. Shane received his Bachelor of Science degree from the University of Miami in 1969, his Bachelor of Medical Science degree from California College of Podiatric Medicine in 1971, and his Doctor of Podiatric Medicine Degree from the California College of Podiatric Medicine in 1973. He is Board Certified by the American Board of Podiatric Surgery, American Board of Orthopedics, and the American Board of Quality Assurance and Review. The Board concluded that Dr. Shane’s experience in in the medical and finance industries made his nomination as one of our directors appropriate.

Harold W. Paul, Director

Mr. Paul has been one of our directors since June 2009. He has been engaged in the private practice of law for more than thirty-five years, primarily as a securities specialist. Mr. Paul has been company counsel to public companies listed on the AMEX, NASDAQ and OTC exchanges. He has served as a director for six public companies in a variety of industries, including technology and financial services. He holds a BA degree from SUNY at Stony Brook and a JD from Brooklyn Law School and is admitted to practice in New York and Connecticut. The Board concluded that Mr. Paul’s experience as a director of public companies and with the United States securities laws made his nomination as one of our directors appropriate.

Dr. Lim Boh Soon, Director

Dr. Lim has been one of our directors since January 2018. Dr. Lim has more than 25 years of experience in the banking and finance industry. For more than the past five years, he is a fellow of the Singapore Institute of Directors, and is currently an independent non-executive director on the board of two publicly-listed companies on the Singapore Stock Exchange. Since October 2015, he has been a director of Jumbo Group Limited and since June 2017, he has been a director of OUE Commercial REIT Management Pte. Ltd. In addition, Dr. Lim has worked in various senior management positions for several regional and multi-national organizations, including UBS Capital Asia Pacific Limited, The NatSteel Group, Rothschild Ventures Asia Limited and The Singapore Technologies Group. Dr. Lim was also a member of the Regional Investment Committee for UBS AG in Asia. Dr. Lim graduated with a First-Class Honors in Mechanical Engineering from The University of Strathclyde in the United Kingdom (formerly The Royal College of Science & Technology) in 1981 and obtained his Doctor of Philosophy in Mechanical Engineering from The University of Strathclyde in the United Kingdom in 1985. The Board concluded that Dr. Lim’s experience as a director of public companies and in the finance industry made his nomination as one of our directors appropriate.

CORPORATE GOVERNANCE

Under our Bylaws, the number of directors of the Company shall be not less than three or more than seven as fixed from time to time by the shareholders or the Board. The Board has fixed the number of directors at six and our Board currently consists of six directors divided into three classes, with each class holding office for a three-year term. Two Class II directors will be elected to the Board at the Annual Meeting and, as such, the Board will consist of five directors effective upon the election of the Class II directors at the Annual Meeting, as there is presently a vacancy in Class I. Our Bylaws provide that our directors will hold office until their successors have been duly elected and qualified. The Board is responsible for our business and affairs and considers various matters that require its approval.

Our Common Stock is currently quoted on the OTCQB tier of the OTC Market (“OTCQB”) under the symbol “TOMZ.” The OTCQB does not require issuers to comply with corporate governance listing standards with which issuers listed on a national securities exchange, such as the New York Stock Exchange and the NASDAQ Stock Market, are required to comply. As a matter of corporate governance best practices, we have taken actions to improve our corporate governance, including establishing a board of directors with a majority of directors who are “independent” for purposes of the OTC Governance Guidelines and a standing Audit Committee, Compensation Committee and Nominating and Governance Committee. We have also adopted a Code of Ethics.

Independence of the Board

Based upon information submitted by Messrs. Johnsen and Paul, Ms. Anderson and Dr. Lim, the Board has determined that each of them is “independent” for purposes of OTC Governance Guidelines for directors. Dr. Shane is not an independent director for purposes of OTC Governance Guidelines for directors. No director will be considered “independent” unless the Board affirmatively determines that the director has no direct or indirect material relationship with us.

Meetings of the Board

During the fiscal year ended December 31, 2018, the Board met 4 times and took action by unanimous written consent 4 times. Each incumbent director serving during the fiscal year ended December 31, 2018 attended at least 75% of the aggregate of all Board and applicable committee meetings during the period that he or she served as a director.

We make every effort to schedule our annual meeting of shareholders at a time and date to maximize attendance by directors, taking into account our directors’ schedules. All directors are strongly encouraged to make every effort to attend our annual meeting of shareholders, absent an unavoidable and irreconcilable conflict.

Information Regarding Committees of the Board

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Each of such committees operates under a charter that has been approved by the Board. Below is a description of each committee as it is presently constituted.

Audit Committee

Our Audit Committee was established in June 2009 and currently is comprised of Ms. Anderson, Mr. Paul and Dr. Lim. Ms. Anderson serves as chairperson of the Audit Committee. We rely on the exemption related to Mr. Paul’s lack of standing as a financial expert, since a majority of the Audit Committee was comprised of financial experts and does not believe the committee composition materially affects its ability to act independently. The Audit Committee operates under a written charter, which is available at http://investor.tomimist.com/TOMZ/audit_committee_charter/2140. The purpose of the Audit Committee is to assist the Board in monitoring the integrity of our annual, quarterly and other financial statements, the independent auditor’s qualifications and independence, the performance of our independent auditors and our compliance with legal and regulatory requirements. The Audit Committee also reviews and approves all related-party transactions. Our Board has determined that Ms. Anderson is an “audit committee financial expert” as defined by the regulations promulgated by the SEC.

The Audit Committee met 4 times and took action by unanimous written consent 4 times during the fiscal year ended December 31, 2018.

Compensation Committee

The Compensation Committee was established in February 2011 and currently consists of Mr. Johnsen and Ms. Anderson. Mr. Johnsen serves as chairperson of the Compensation Committee. The Compensation Committee operates under a written charter, which is available at http://investor.tomimist.com/TOMZ/compensation_committee_charter/2142. The purpose of the Compensation Committee is to assist the Board in determining appropriate compensation levels for our executive officers; evaluating officer and director compensation plans, policies and programs; reviewing benefit plans for officers and employees; and producing the report required by applicable rules and regulations of the SEC and other applicable regulatory bodies for inclusion in our annual proxy statement. In addition, the Compensation Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with our Bylaws and applicable laws and regulations.

The Compensation Committee met 1 time and took action by unanimous written consent 1 time during the fiscal year ended December 31, 2018.

For additional information regarding the Compensation Committee’s consideration and determination of executive officer and director compensation, see the section entitled “Compensation Discussion and Analysis” and “Director Compensation” of this Proxy Statement.

Nominating and Governance Committee

The Nominating and Governance Committee was established in January 2016 and currently consists of Messrs. Paul and Johnsen and Ms. Anderson. Mr. Paul serves as chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee operates under a written charter, which is available at http://investor.tomimist.com/TOMZ/nominating_committee_charter/2141. The purpose of the Nominating and Governance Committee is to identify individuals qualified to become members of the Board and to recommend such individuals to the Board to be Board nominees for directors, as well as to develop and recommend to the Board corporate governance principles, to recommend Board committee membership and responsibilities, and to oversee the evaluation of the Board, its committees and management. In addition to other powers and responsibilities, the Nominating and Governance Committee will (i) identify individuals whom it believes are qualified to become Board members in accordance with applicable criteria, and recommend that the Board select such individuals as nominees to stand for election at each annual meeting of shareholders; (ii) review and evaluate all persons properly recommended by shareholders to be Board nominees; (iii) evaluate the qualifications and performance of incumbent directors and determine whether to recommend them for re-election to the Board; (iv) in the case of a Board vacancy, recommend to the Board in accordance with applicable criteria an individual to fill such vacancy either through election by the Board or through election by our shareholders; (v) review the independence of our directors; (vi) review reports and disclosures of insider and affiliated party transactions and make recommendations to the Board regarding such transactions; (vii) evaluate periodically the desirability of, and recommend to the Board, any changes in the size, composition, organization and operational structure of the Board; (viii) review annually membership and responsibilities of Board committees and recommend to the Board any changes that may be appropriate; and (ix) conduct an annual performance evaluation of the Nominating and Governance Committee.

The Nominating and Governance Committee identifies potential director candidates through a variety of sources, including recommendations made by members of our Board and members of our executive management. When appropriate, the Nominating and Governance Committee may retain a search firm to identify director candidates.

The Nominating and Governance Committee charter provides that the committee will consider, among other things, the applicable requirements for directors under the Exchange Act and the listing standards of the NYSE MKT in evaluating potential director candidates. Additionally, the Nominating and Governance Committee may take into consideration such other factors and criteria as it deems appropriate in evaluating a candidate, including:

●
His or her knowledge, expertise, skills, integrity, diversity, judgment, business or other experience;

●
His or her reputation in the business community;

●
The interplay of the candidate’s experience with the experience of other Board members; and

●
The extent to which the candidate would be a desirable addition to the Board and any committees.

The Nominating and Governance Committee reviews and assesses at least annually the skills and characteristics of Board members, as well as the composition of the Board as a whole. The Nominating and Governance Committee’s assessment includes a review of our directors’ respective independence qualifications, skills and experience in the context of the needs of the Board. Additionally, the Nominating and Governance Committee considers diversity of the Board members’ skill and experience in areas that are relevant to our business and activities, including operations, finance, marketing and sales. Our Board does not, however, have a formal policy regarding racial/ethnic, gender or other diversity of director candidates, but considers diversity as a factor in evaluating such candidates.

In assessing the composition of the Board, the Nominating and Governance Committee considers the Board’s current and anticipated needs, and seeks to maintain an appropriate balance of different business backgrounds, skills and expertise based on the nature and requirements of our business. In evaluating potential director candidates, the Nominating and Governance Committee considers all relevant information regarding such candidates, including the membership criteria stated above, and whether such candidates would meet the Nominating and Governance Committee’s objectives for the overall composition of the Board, as well as the candidates’ ability and willingness to devote adequate time to Board responsibilities. When appropriate, the Nominating and Governance Committee will recommend qualified candidates for nomination by the entire Board.

The Nominating and Governance Committee met 1 time and took action by unanimous written consent 1 time during the fiscal year ended December 31, 2018

Code of Ethics

The Board adopted a Code of Ethics in 2008 applies to, among other persons, Board members, officers including our Chief Executive Officer, contractors, consultants and advisors. Our Code of Ethics, which is available at http://investor.tomimist.com/TOMZ/code_of_ethics/2139, sets forth written standards designed to deter wrongdoing and to promote:

1.
honest and ethical conduct including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.
full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the SEC and in other public communications made by us;

3.
compliance with applicable governmental laws, rules and regulations;

4.
the prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

5.
accountability for adherence to the Code of Ethics.

Board Leadership Structure and Role in Risk Oversight

Our Board has not adopted a policy on whether the same individual should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should maintain the flexibility to make such determinations in the manner that it believes best provides appropriate leadership for us at the relevant time. The Board believes that its current leadership structure, with Dr. Shane serving as both Chief Executive Officer and Chairman of the Board, is appropriate for us at this time because the combined role of the Chief Executive Officer and Chairman provides a clear chain of command to execute our strategic initiatives and business plans and allows such individual to serve as a bridge between management and the Board, which facilitates the regular flow of information.

Our Board is responsible for the oversight of our risk management processes and, either as a whole or through its committees, regularly liaises with management to assess and manage our major risk exposures, the potential impact of such risks on our business and the steps we should take to mitigate or manage such risks. The Board’s risk oversight process complements and supplements management’s risk assessment and mitigation processes, which include reviews of strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls. The risk oversight process also includes receiving reports from committees of our Board and members of senior management to enable our Board to understand our risk identification, management and mitigation strategies with respect to areas of potential material risk.

The Audit Committee oversees our management of financial risks and periodically reviews our policies with respect to risk assessment and risk management. The Audit Committee’s risk management process involves direct communication with our independent registered public accounting firm and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Nominating and Governance Committee manages risks associated with the independence of the Board, corporate disclosure practices and potential conflicts of interest. While each of our committees is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed about such risks and matters involving significant risk are considered by our Board as a whole.

Shareholder Communications with the Board

Shareholders wishing to communicate with the Board or with an individual Board member concerning the Company may do so by writing to the Board or to the particular Board member, and mailing the correspondence to our Chief Executive Officer at TOMI Environmental Solutions, Inc., 9454 Wilshire Blvd., Penthouse, Beverly Hills, CA 90212. The envelope should indicate that it contains a shareholder communication.

All correspondence received is opened and screened for security purposes. Our Corporate Secretary reviews such correspondence and provides the Board at each of its meetings with a summary of all such correspondence and a copy of any correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or the standing committees of the Board or that otherwise requires their attention. The Corporate Secretary will not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Correspondence relating to accounting, internal controls or auditing matters will be handled in accordance with procedures established by the Audit Committee with respect to such matters.

REPORT OF THE AUDIT COMMITTEE

The primary responsibility of the Audit Committee is to assist the Board of Directors in discharging its oversight responsibilities with respect to financial matters and compliance with laws and regulations. The primary methods used by the Audit Committee to fulfill its responsibility with respect to financial matters are:

●
To appoint, evaluate, and, as the Audit Committee may deem appropriate, terminate and replace TOMI’s independent registered public accountants;

●
To monitor the independence of TOMI’s independent registered public accountants;

●
To determine the compensation of TOMI’s independent registered public accountants;

●
To pre-approve any audit services, and any non-audit services permitted under applicable law, to be performed by TOMI’s independent registered public accountants;

●
To review TOMI’s risk exposures, the adequacy of related controls and policies with respect to risk assessment and risk management;

●
To monitor the integrity of TOMI’s financial reporting processes and systems of control regarding TOMI’s finance, accounting, legal compliance and information systems; and

●
To facilitate and maintain an open avenue of communication among the Board of Directors, management and TOMI’s independent registered public accountants.

In discharging its responsibilities relating to internal controls, accounting and financial reporting policies and auditing practices, the Audit Committee discussed with TOMI’s independent registered public accountants, Wolinetz, Lafazan & Company, P.C., the overall scope and process for its audit. The Audit Committee has met with Wolinetz, Lafazan & Company, P.C., with and without management present, to discuss the results of its examinations and the overall quality of TOMI’s financial reporting.

The Audit Committee has discussed with Wolinetz, Lafazan & Company, P.C. its judgments about the quality, in addition to the acceptability, of TOMI’s accounting principles as applied in TOMI’s financial reporting, as required by applicable rules adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee also has received a letter from Wolinetz, Lafazan & Company, P.C. that is required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Wolinetz, Lafazan & Company, P.C. their independence.

The Audit Committee has met and held discussions with management. The Audit Committee has reviewed and discussed with management TOMI’s audited consolidated financial statements as of and for the years ended December 31, 2018 and 2017.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in TOMI’s Annual Report for the year ended December 31, 2018.

Respectfully submitted,
Kelly J. Anderson, Committee Chairperson
Harold W. Paul
Lim Boh Soon

DIRECTOR COMPENSATION

Each of our non-employee directors receives cash fees and stock as compensation for their service on the Board and the committees of the Board on which they are a member, in each case under individual director agreements that are described in the footnotes to the table below. The table below sets forth cash and stock compensation earned by each non-employee director during the fiscal year ended December 31, 2018.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Other Compensation ($)	Total ($)
Harold W. Paul(1)	40,000	7,500	—	60,000	107,500
Walter Johnsen(2)	40,000	7,500	—	—	47,500
Kelly Anderson(3)	45,000	7,500	—	—	52,500
Lim Boh Soon(4)	40,000	7,500	—	—	47,500

(1)
Mr. Paul also received $60,000 in cash compensation in exchange for legal services rendered during 2018.

(2)
Mr. Johnsen was elected to the Board on January 29, 2016. The term of his agreement as director commenced on February 1, 2016 for up to two years and until a successor is elected, or resignation or removal. Our agreement with Mr. Johnsen provides for an annual fee in the amount of $40,000 paid on a quarterly basis and an annual grant of shares of common stock. In February 2018, we issued Mr. Johnsen 75,000 shares of common stock that were valued at $7,500.

(3)
Ms. Anderson was elected to the Board on January 29, 2016 and serves as the chairperson of our Audit Committee. The term of her agreement as director commenced on February 1, 2016 for up to two years and until a successor is elected, or resignation or removal. Our agreement with Ms. Anderson provides for an annual fee in the amount of $45,000 paid on a quarterly basis and an annual grant of shares of common stock. In February 2018, we issued Ms. Anderson 75,000 shares of common stock that were valued at $7,500.

(4)
Mr. Lim was elected to the Board on January 29, 2018. The term of his agreement as director commenced on February 1, 2018 for up to three years and until a successor is elected, or resignation or removal. Our agreement with Mr. Lim provides for an annual fee in the amount of $40,000 paid on a quarterly basis and an annual grant of shares of common stock. In February 2018, we issued Mr. Lim 75,000 shares of common stock that were valued at $7,500.

INFORMATION REGARDING OUR DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current executive officers, their respective offices and positions and their respective dates of appointment:

Name	Age	Positions Held	Date of Election or Appointment
Halden S. Shane	74	Chief Executive Officer and Chairman of the Board	October 15, 2007
Nick Jennings	41	Chief Financial Officer	October 1, 2014
Elissa J. Shane	39	Chief Operating Officer	January 1, 2018

Arrangements Involving Directors or Executive Officers

There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current Board. There are also no arrangements, agreements, or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Family Relationships

There are no family relationships between or among any of the current directors, executive officers or persons nominated or charged to become directors or executive officers, except that Ms. Elissa J. Shane, our Chief Operating Officer, is the daughter of Dr. Halden Shane, our Chief Executive Officer and Chairman of the Board. There are no family relationships among our officers and directors and those of our subsidiaries and affiliated companies.

Business Experience

The business experience of our directors, including executive officers serving as directors, is provided under “Information About the Class II Director Nominees” in Proposal 1 and “Continuing Directors” above. The business experience of executive officers who are not also directors is described below.

Nick Jennings, Chief Financial Officer

Mr. Jennings has been our Chief Financial Officer since October 2014. From July 2014 until his employment by the Company, Mr. Jennings was self-employed and provided consulting, accounting and tax compliance services to private-owned companies. From November 2006 until June 2014, Mr. Jennings was a senior manager at Richardson Kontogouris Emerson LLP, where he worked with various public and private companies providing services a variety of business areas including tax compliance, tax consulting, general accounting, and business assurance. He is a graduate of Loyola Marymount College with a degree in accounting and is a member of the American Institute of Certified Public Accountants.

Elissa J. Shane, Chief Operating Officer

Ms. Shane has been our Chief Operating Officer since January 2018. Previously, she served as our Chief Regulatory and Compliance Officer from September 2015 to December 2017 and as our Corporate Secretary since January 2016. From January 2014 to September 2015, Ms. Shane served as a paralegal with Levi Lubarsky Feigenbaum & Weiss LLP, where she worked with the firm’s managing partners and staff attorneys and directed all operational aspects of the litigation cycle from inception through appeal. From September 2009 to January 2014, she served as a paralegal with Olshan Frome Wolosky LLP, where she managed all regulatory and compliance issues, litigation procedures and advertising and promotional matters. Ms. Shane received a B.A. in Psychology and Communications with a minor in Economics from the University of Southern California in 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Voting Stock as of September 5, 2019 for:

●
each person (or group of affiliated persons) known to us to beneficially own more than 5% of our outstanding shares of Common Stock or Series A Preferred Stock;

●
each of our directors and nominees for election to the Board;

●
each of our executive officers named in the summary compensation table; and

●
all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the following table have sole voting and investment power with respect to all shares of Voting Stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 124,700,418 shares of Common Stock and 510,000 shares of Series A Preferred Stock outstanding at September 5, 2019. In computing the number of shares of Voting Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Voting Stock subject to options, warrants or other convertible securities held by that person or entity that are currently exercisable or releasable or that will become exercisable or releasable within 60 days of September 5, 2019. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, the address of each person or entity in the following table is c/o TOMI Environmental Solutions, Inc., 9454 Wilshire Blvd., Penthouse, Beverly Hills, California 90212.

	Shares Beneficially Owned
	Common Stock			Series A Preferred Stock
	Shares		% of Class	Shares	% of Class	% of Total Voting Power(1)
Named Executive Officers and Directors:
Halden S. Shane, CEO and Chairman of the Board	28,345,048	(2)	21.3%	510,000	100%	21.6%
Elissa J. Shane, Chief Operating Officer	2,241,310	(3)	1.7%	—	—	1.7%
Nick Jennings, Chief Financial Officer	562,145	(4)	*	—	—	*
Harold W. Paul, Secretary, Director	1,479,774	(5)	1.1%	—	—	1.1%
Walter Johnsen, Director	250,000	(6)	*	—	—	*
Kelly Anderson, Director	250,000	(7)	*	—	—	*
Lim Boh Soon, Director	690,190	(8)	*	—	—	*
All current directors and executive officers as a group (7 persons)	33,818,467	(9)	25.4%	510,000	100%	25.7%

5% Beneficial Owners:
Lau Sok Huy	17,361,111	(10)	13.9%	—	—	13.9%
Ah Kee Wee	11,666,669	(11)	9.4%	—	—	9.4%

* Denotes ownership of less than 1%

(1)
Percentage of total voting power represents voting power with respect to all shares of our common stock and Series A preferred stock, as a single class. The holders of common stock and Series A preferred stock are each entitled to one vote per share.

(2)
Consists of (i) 18,845,048 shares of common stock held of record by Dr. Shane, (ii) 1,500,000 shares of common stock held of record by the Shane Family Trust, (iii) 1,000,000 shares of common stock held of record by Belinha Shane and (iv) 8,000,000 shares of common stock issuable upon the exercise of warrants to purchase common stock held by Dr. Shane that are exercisable within 60 days of September 5, 2019. Dr. Shane is a co-trustee of the Shane Family Trust and may be deemed to share voting and investment power over the securities held by the trust. Belinha Shane is Dr. Shane’s wife. Dr. Shane disclaims ownership of such shares held by his wife, except to the extent of his pecuniary interest.

(3)
Consists of (i) 1,891,310 shares of common stock held of record by Ms. Shane and (ii) 350,000 shares of common stock issuable upon the exercise of options to purchase common stock held by Ms. Shane that are exercisable within 60 days of September 5, 2019.

(4)
Consists of (i) 112,145 shares of common stock held of record by Mr. Jennings and (ii) 450,000 shares of common stock issuable upon the exercise of warrants and options to purchase common stock held by Mr. Jennings that are exercisable within 60 days of September 5, 2019.

(5)
Consists of (i) 1,414,774 shares of common stock held of record by Mr. Paul and (ii) 65,000 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of September 5, 2019.

(6)
Consists of (i) 225,000 shares of common stock held of record by Mr. Johnsen and (ii) 25,000 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of September 5, 2019.

(7)
Consists of (i) 225,000 shares of common stock held of record by Ms. Anderson and (ii) 25,000 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of September 5, 2019.

(8)	Consists of 690,190 shares of common stock held of record by Dr. Lim.
(9)
Consists of (i) 24,903,467 shares of common stock, (ii) 8,400,000 shares of common stock issuable upon the exercise of warrants to purchase common stock and (iii) 515,000 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of September 5, 2019.

(10)	Based on Form 3 filed with the SEC by Lau Sok Huy on January 24, 2018.
(11)
Based on information reported by Mr. Wee to the Company. Consists of (i) 8,666,669 shares of common stock and (ii) 3,000,000 shares of common stock issuable upon the exercise of warrants to purchase common stock held by Mr. Wee that are exercisable within 60 days of September 5, 2019.

Change in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

Legal Proceedings

To our knowledge, none of our directors, officers or affiliates, or any 5% or greater shareholder, or any associate or any such directors, officers or affiliates, is a party that is adverse to us in any material legal proceeding.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of our Voting Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our Voting Stock. Officers, directors and greater than 10% shareholders are required by SEC rules to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of Section 16(a) reports furnished to us, or written representations that no reports were required, we believe that during the fiscal year ended December 31, 2018, our officers, directors and greater than 10% shareholders complied with all Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation paid to or earned by our named executive officers for the years ended December 31, 2018 and 2017, respectively:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option/Warrant Awards ($) (1)		All Other Compensation ($)		Total ($)

Halden S. Shane	2018	360,000	40,000	—	17,932	(2)	—		417,932
Chairman and CEO (2)	2017	360,000	—	—	434,847	(3)	—		794,847

Elissa J. Shane (4)	2018	200,000	20,000	—	36,474		9,000	(4)	265,474
COO	2017	—	—	—	—		—		—

Nick Jennings	2018	155,000	10,000	—	—		—		165,000
CFO	2017	144,000	—	—	—		—		144,000

(1)
The amounts shown in this column represent the aggregate grant date fair value of stock, option and/or warrant award, as applicable, granted during the year computed in accordance with FASB ASC Topic 718. See Note 2 of the notes to our audited consolidated financial statements contained in this Annual Report on Form 10-K for a discussion of valuation assumptions made in determining the grant date fair value of the awards.

(2)
During the year ended December 31, 2018, we issued Dr. Shane five-year warrants to purchase an aggregate of 250,000 shares of common stock as executive compensation. The exercise price of the warrant was $0.08 per share, based on the three-day trailing VWAP on the date of issuance. Utilizing the Black-Scholes pricing model, we determined the fair value of the warrants issued to Dr. Shane was approximately $18,000, with the following assumptions: volatility, 142%; expected dividend yield, 0%; risk free interest rate, 2.95%; and a life of 5 years. The grant date fair value of each share of common stock underlying the warrants was $0.07. We recognized equity-based compensation to Dr. Shane of approximately $18,000 on the warrants during the year ended December 31, 2018. Please refer to Item 11 Employment Agreements for additional details of Dr. Shane’s annual compensation.

(3)
Pursuant to his employment agreement, during the year ended December 31, 2017, we issued Dr. Shane five-year warrants to purchase an aggregate of 3,750,000 shares of common stock as executive compensation. The exercise prices of the warrants range from $0.10 to $0.12 per share, based on the three day trailing VWAP on the date of issuance. Utilizing the Black-Scholes pricing model, we determined the fair value of the warrants issued to Dr. Shane was approximately $435,000, with the following assumptions: volatility, 145%–153%; expected dividend yield, 0%; risk free interest rate, 1.90%–2.23%; and a life of 5 years. The grant date fair value of each share of common stock underlying the warrants ranged from $0.09–$0.12. We recognized equity-based compensation to Dr. Shane of approximately $435,000 on the warrants during the year ended December 31, 2017.

(4)
In connection with the execution of Ms. Shane’s employment agreement, on January 5, 2018, we issued her an option under the 2016 Plan to purchase 100,000 shares of common stock. The exercise price of the option was $0.12 per share, based on the closing price of our common stock on the date of issuance. Utilizing the Black-Scholes pricing model, we determined the fair value of the option issued to Ms. Shane was approximately $12,000, with the following assumptions: volatility, 146%; expected dividend yield, 0%; risk free interest rate, 2.27%; and a life of 5 years. The grant date fair value of each share of common stock underlying the option was $0.12. In addition, pursuant to her employment agreement, on January 3, 2019, we issued her an option under the 2016 Plan to purchase 250,000 shares of common stock. The exercise price of the option was $0.11 per share, based on the closing price of our common stock on the date of issuance. Utilizing the Black-Scholes pricing model, we determined the fair value of the option issued to Ms. Shane was approximately $25,000, with the following assumptions: volatility, 144%; expected dividend yield, 0%; risk free interest rate, 2.47%; and a life of 5 years. The grant date fair value of each share of common stock underlying the option was $0.10. The option was accrued for as of December 31, 2018. We recognized total equity-based compensation to Ms. Shane of approximately $37,000 on the options during the year ended December 31, 2018. The other compensation in the amount of $9,000 represents an auto allowance pursuant to Ms. Shane’s employment agreement. Please refer to Item11 Employment Agreements for additional details of Ms. Shane’s annual compensation.

Narrative Disclosure to Summary Compensation Table

Except as described below, we currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements providing for compensation as a result of the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control.

Employment Agreements

We have entered into employment agreements with each of the named executive officers and generally include the named executive officer’s initial base salary and an indication of equity compensation opportunities.

Halden S. Shane

On January 15, 2016, we entered into an employment agreement with Dr. Shane, effective January 1, 2016. The agreement provides for a base annual salary of $360,000. The agreement also provides for the quarterly issuance of an option to purchase 250,000 shares of common stock in 2016 with an exercise price equal to the three-day trailing volume weighted average price of our common stock. In the event Dr. Shane is terminated for any reason or becomes disabled or dies, any options he holds at such time will become cashless and will be entitled to piggyback registration and exercise immediately. Dr. Shane is also entitled to performance bonuses, subject to the achievement of certain objectives, including (i) a minimum semi-annual grant of stock options to purchase up to 250,000 shares of common stock and (ii) a cash bonus, determined in the sole discretion of the Board. The agreement also provides that we will reimburse Dr. Shane for certain business and entertainment expenses, including the use of an automobile.

In the event Dr. Shane is terminated as CEO as a result of a change in control, Dr. Shane will be entitled to a lump sum payment of two years salary at the time of such termination and will be granted an option to purchase 3,000,000 shares of common stock that are cashless and, when exercised, will have piggyback registration or demand registration rights, and if applicable, any and all outstanding stock grants will be accelerated and be fully vested.

The Board may terminate Dr. Shane for cause by written notification to Dr. Shane; provided, however, that no termination for cause will be effective unless Dr. Shane has been provided with prior written notice and opportunity for remedial action and fails to remedy within 30 days thereof, in the event of a termination by the Company (i) by reason of willful dishonesty towards, fraud upon, or deliberate injury or attempted injury to, the Company, (ii) by reason of material breach of his employment agreement and (iii) by reason of gross negligence or intentional misconduct with respect to the performance of duties under the agreement. Upon termination for cause, Dr. Shane will be immediately paid an amount equal to his gross salary. The Board may terminate Dr. Shane other than for cause at any time upon giving notice to Dr. Shane. Upon such termination, Dr. Shane will be immediately paid an amount equal to his gross salary.

Elissa J. Shane

On January 5, 2018, in connection with her appointment as our Chief Operating Officer, we entered into an employment agreement with Elissa J. Shane, effective January 1, 2018. Pursuant to her employment agreement, Ms. Shane will receive an annual base salary of at least $200,000, subject to annual review and discretionary increase by the Compensation Committee of the Board. Ms. Shane is eligible to receive an annual cash bonus and other annual incentive compensation, and the agreement provides that we will issue Ms. Shane annually an option to purchase at least 250,000 shares of common stock pursuant to the 2016 Plan. Additionally, in connection with the execution of her employment agreement, on January 5, 2018, we issued Ms. Shane an option under the 2016 Plan to purchase 100,000 shares of common stock at an exercise price of $0.12 per share. Her employment agreement also provides that we will reimburse Ms. Shane for reasonable and necessary business and entertainment expenses that she incurs in performing her duties. During the term of her employment, Ms. Shane will also be entitled to up to four weeks of paid vacation time annually, which will accrue up to six weeks, and to participate in our benefit plans and programs, including but not limited to all group health, life, disability and retirement plans. Ms. Shane is also entitled to the sum of $750 per month as a vehicle allowance. The initial term of her employment agreement is three years, which may be automatically extended for successive one-year terms, unless either party provides the other with 120 days’ prior written notice of its intent to terminate the agreement.

Nick Jennings

On September 2, 2015, we entered into a new employment agreement with Mr. Jennings, which superseded his prior agreement, pursuant to which he continues to serve as our Chief Financial Officer. Mr. Jennings’ annual salary is $132,000, which is reviewed annually. On January 26, 2016, we issued Mr. Jennings a five-year warrant to purchase up to 100,000 shares of common stock at an exercise price of $0.55 per share. The agreement also provided for the issuance of an additional five-year warrant to purchase 100,000 shares of common stock in 2016, however, this provision was modified to grant a salary increase in lieu of the options. In January 2018, Mr. Jennings’ annual salary was increased to $155,000 per year. Mr. Jennings is also entitled to additional equity compensation based upon superior performance of his responsibilities, as determined by the Board in its sole discretion. The agreement also provides that we will reimburse Mr. Jennings for certain business and entertainment expenses. In the event of a change in control of the Company that results in his termination, Mr. Jennings will be entitled to a lump sum payment of one year’s salary and all equity awards will be accelerated and fully vested. In the event his employment is terminated other than for cause, Mr. Jennings will receive an amount equal to his annual salary as of such termination date after the second employment anniversary.

Outstanding Equity Awards at 2018 Fiscal Year-End

The following table sets forth certain information with respect to outstanding options to purchase Common Stock previously awarded to our named executive officers as of December 31, 2018.

Name	Number of Securities Underlying Unexercised Warrants/Options Exercisable (#)		Number of Securities Underlying Unexercised Warrants/Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Warrants (#)	Warrant Exercise Price ($)	Warrant Expiration Date
Halden S. Shane	3,000,000	(1)	—	—	$$0.30	2/11/2019-2/11/2021
	250,000	(2)	—	—	$$0.50	3/31/2021
	250,000	(3)	—	—	$$0.42	6/30/2021
	250,000	(4)	—	—	$$0.32	9/30/2021
	250,000	(5)	—	—	$$0.27	12/30/2021
	250,000	(8)	—	—	$$0.10	7/17/2022
	3,500,000	(9)	—	—	$$0.12	12/22/2022
	250,000	(11)	—	—	$$0.08	11/19/2023
Elissa J. Shane	100,000	(10)	—	—	$$0.12	1/5/2023
Nick Jennings	300,000	(6)	—	—	$$0.30	10/1/2019-10/1/2021
	100,000	(7)	—	—	$$0.55	1/26/2021

(1)
Warrants vested in increments of 1,000,000 on 2/11/2014, 2/11/2015 and 2/11/2016 and have a term of 5 years
(2)
Warrants vested on 3/31/2016 and have a term of 5 years
(3)
Warrants vested on 6/30/2016 and have a term of 5 years
(4)
Warrants vested on 9/30/2016 and have a term of 5 years
(5)
Warrants vested on 12/30/2016 and have a term of 5 years
(6)
Warrants vested in increments of 100,000 on 10/1/2014, 10/1/2015 and 10/1/2016 and have a term of 5 years
(7)
Warrants vested on 1/26/2016 and have a term of 5 years
(8)
Warrants vested on 7/17/2017 and have a term of 5 years
(9)
Warrants vested on 12/22/2017 and have a term of 5 years
(10)
Options vested on 1/5/2018 and have a term of 5 years
(11)
Warrants vested on 11/19/2018 and have a term of 5 years

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Company Policies and Procedures

Although the Board has not adopted a written policy or procedure for the review, approval and ratification of related person transactions, the charter of the Audit Committee provides that the Audit Committee is responsible for reviewing and approving, on an ongoing basis, any proposed transaction with any related person for which disclosure and/or approval is required under applicable law, including pursuant to rules promulgated by the SEC. Currently, this review and approval requirement applies to any transaction to which we will be a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons will have a direct or indirect material interest: (a) any of our directors or executive officers; (b) any director nominee; (c) any security holder who is known to us to own, of record or beneficially, five percent or greater of any class of our voting securities; or (d) any member of the immediate family (as defined in Item 404 of Regulation S-K) of any of the persons described in the foregoing clauses (a)–(c).

In the event that management becomes aware of any related party transaction, management will present information regarding such transaction to the Audit Committee for review and approval. In addition, the Audit Committee periodically reviews and considers with management the disclosure requirements relating to transactions with related persons and the potential existence of any such transaction.

Transactions with Related Persons

None.

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain one compensation plan: the 2016 Equity Compensation Plan (the “2016 Plan”). The 2016 Plan was approved by the Board on January 29, 2016 and received shareholder approval on July 12, 2017. The 2016 Plan authorizes the issuance of 5,000,000 shares of Common Stock. On August 25, 2015, the Board terminated our 2008 Stock Option and Restricted Stock Plan (the “2008 Plan”), which we had maintained previously and which our shareholders had approved. Accordingly, we will issue future awards under the 2016 Plan.

The following table provides information as of December 31, 2018 with respect to compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(3)
Equity compensation plans approved by security holders	320,000	(1)	$0.52	4,180,000
Equity compensation plans not approved by security holders	15,425,000	(2)	$0.36	—
Total	15,745,000		$0.36	—

(1)	Prior to August 25, 2015, we granted awards under the 2008 Plan.
(2)	Represents shares of common stock issuable upon the exercise of warrants issued to executive officers, employees and consultants in exchange for services rendered.
(3)	On July 7, 2017, the 2016 Plan received shareholder approval, which permits the grant up to 5,000,000 shares of common stock

PROPOSAL 2:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Wolinetz, Lafazan & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2019, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. Wolinetz, Lafazan & Company, P.C. has served in this capacity for each of the twelve years ended December 31, 2018. During the twelve fiscal years ended December 31, 2018, there were no disagreements between us and Wolinetz, Lafazan & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Representatives of Wolinetz, Lafazan & Company, P.C. are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Wolinetz, Lafazan & Company, P.C. as our independent registered public accounting firm to our shareholders for ratification as a matter of good corporate practice. No determination has been made as to what action the Board or the Audit Committee would take if shareholders do not ratify the appointment. Even if the appointment is ratified, however, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests and the best interests of our shareholders.

Principal Accountant Fees and Services

The following table shows the fees that were billed for audit and other services provided by Wolinetz, Lafazan & Company, P.C. during the 2018 and 2017 fiscal years:

	For the Fiscal Years Ended December 31,
	2018	2017
Audit Fees(1)	$108,000	$99,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$108,000	$99,000

(1)
Audit Fees —Audit fees represent the professional services rendered for the audit of our annual financial statements and the review of our financial statements included in quarterly reports, along with services normally provided by the accounting firm in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees —Audit-related fees represent professional services rendered for assurance and related services by Wolinetz, Lafazan & Company, P.C. that were reasonably related to the performance of the audit or review of our financial statements that are not reported under audit fees.

(3)
Tax Fees —Tax fees represent professional services rendered by the accounting firm for tax compliance, tax advice, and tax planning.

(4)
All Other Fees —All other fees represent fees billed for products and services provided by Wolinetz, Lafazan & Company, P.C. other than the services reported for the other categories.

Pre-Approval Policies and Procedures of the Audit Committee

Consistent with the rules and regulations promulgated by the SEC, the Audit Committee approves the engagement of our independent registered public accounting firm and is also required to pre-approve all audit and non-audit expenses. Prior to engaging its accountants to perform particular services, the Audit Committee obtains an estimate for the service to be performed. All of the services described above were approved by the Audit Committee in accordance with its procedure.

Vote Required

The votes cast favoring the matter must exceed the votes cast at the Annual Meeting opposing the matter in order to approve Proposal 2. Abstentions will not be counted as either votes cast for or against Proposal 2.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WOLINETZ, LAFAZAN & COMPANY, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3:
APPROVAL OF AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 200,000,000 TO 250,000,000

Our Board has adopted resolutions to authorize the Board, in its sole direction, to amend our Restated Articles of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 200,000,000 to 250,000,000 (the “Authorized Shares Increase”), and direct such proposal to be submitted to the holders of our Common Stock and Series A Preferred Stock, each voting as a separate class, for approval.

The articles of amendment to our Restated Articles of Incorporation, as amended, to effect the Authorized Shares Increase, if approved by the shareholders, will be substantially in the form set forth on Appendix A to this Proxy Statement (subject to any changes required by applicable law or deemed necessary or advisable by the Board). If approved by the holders of our Common Stock and Series A Preferred Stock, the Authorized Shares Increase proposal would permit (but not require) our Board to effect an increase in the number of authorized shares of our Common Stock at any time prior to twelve months from the date of shareholder approval.

Our Board reserves the right to elect to abandon the Authorized Shares Increase, if it determines, in its sole discretion, that the Authorized Shares Increase is no longer in our best interests and the best interests of our shareholders.

Background and Reasons for the Authorized Shares Increase; Potential Consequences of the Authorized Shares Increase

If this Proposal 3 is approved, the additional shares of our Common Stock which would be authorized by the Authorized Shares Increase would provide additional shares that will be available for use by our Board as it deems appropriate or necessary. The additional shares could be used, among other things, for public or private financings to raise additional capital, for the declaration of stock splits or stock dividends, for acquisitions of other companies, for the expansion of business operations, or for the issuance of shares of Common Stock upon the potential exercise of our outstanding warrants or other warrants to be granted in the future. However, we have no specific plans or agreements at this time with respect to any additional acquisitions or financing transactions and no assurances can be given that an acquisition or financing transaction or transactions will take place or will be available on terms that are favorable to us. Other than as set forth herein, there are currently no plans, agreements, arrangements, or understanding, for the issuance of additional shares of our Common Stock.

The issuance of additional shares of our Common Stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of our Common Stock and may adversely affect the market price of our Common Stock. The increase in the authorized number of shares of our Common Stock could also have an anti-takeover effect as the availability for issuance of additional shares of Common Stock could discourage, or make more difficult, efforts to obtain control of the Company. For example, without further shareholder approval, our Board could strategically sell shares of our Common Stock in a private transaction to purchasers who would oppose a takeover. In addition, because shareholders do not have preemptive rights, the rights of existing shareholders may (depending on the particular circumstances in which the additional shares of Common Stock are issued) be diluted by any such issuance and increase the potential cost to acquire control of the Company. Although our Board was motivated by business and financial considerations in approving the Authorized Shares Increase, and not by the threat of any attempt to accumulate shares or otherwise gain control of the Company, shareholders should nevertheless be aware that approval of the Authorized Shares Increase could facilitate our efforts to deter or prevent changes of control in the future if the mergers are not consummated. Our Board does not intend to issue any additional shares of Common Stock except on terms that it deems to be in the best interest of the Company and our shareholders.

Accordingly, for the reasons discussed above, we believe that effecting the Authorized Shares Increase is in our best interests and the best interests of our shareholders.

Procedure and Board Discretion to Implement the Authorized Shares Increase

The Authorized Shares Increase, if approved by our shareholders, would become effective upon the filing of an articles of amendment to our Restated Articles of Incorporation, as amended, with the Department of State of the State of Florida. The exact timing of the filing of the articles of amendment that will effect the Authorized Shares Increase will be determined by our Board based on its evaluation as to when, if at all, such action will be the most advantageous to us and our shareholders. In addition, our Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Authorized Shares Increase if, at any time prior to filing the articles of amendment to our Restated Articles of Incorporation, as amended, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Authorized Shares Increase. If the articles of amendment effecting the Authorized Shares Increase have not been filed with the Department of State of the State of Florida by the close of business twelve months from the date of shareholder approval, our Board will abandon the Authorized Shares Increase.

Vote Required

The votes cast by the holders of the Common Stock and the Series A Preferred Stock, each voting as a separate class, favoring the matter must exceed the votes cast opposing the matter. Abstentions will not be counted as either votes cast for or against Proposal 3.

If this Proposal 3 is approved, the Authorized Shares Increase will become effective upon the filing with the Department of State of the State of Florida of articles of amendment to our Restated Articles of Incorporation, as amended, substantially in the form set forth in Appendix A hereto. The timing of such filing is subject to review and final approval by our Board, and our Board reserves the right to not implement the Authorized Shares Increase, even if Proposal 3 is approved by our shareholders.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO IMPLEMENT THE AUTHORIZED SHARES INCREASE.

PROPOSAL 4:
APPROVAL OF AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO IMPLEMENT A REVERSE STOCK SPLIT

Our Board has adopted resolutions to authorize the Board, in its sole direction, to amend our Restated Articles of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding Common Stock, as well as our issued and outstanding Series A Preferred Stock, each at a ratio of between 1-for-2 and 1-for-20 (the “Reverse Stock Split”) to meet the minimum bid price required to list our Common Stock on a national stock exchange, as described below, and direct such proposal to be submitted to the holders of our Common Stock and Series A Preferred Stock, each voting as a separate class, for approval.

We previously solicited and received shareholder approval at our 2018 Annual Meeting of Shareholders for an amendment to our Restated Articles of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding Common Stock, as well as our issued and outstanding Series A Preferred Stock, each at a ratio of between 1-for-2 and 1-for-20 (the “Prior Proposal”). The Prior Proposal provided that our Board would have discretion to effect such a reserve stock split at any time within twelve months from the date of shareholder approval, which we received on September 18, 2018. In its discretion, our Board opted not to implement such a reverse stock split during such twelve-month period. Notwithstanding, our Board believes that it is in our best interests and the best interests of our shareholders to submit this Proposal 4 for the Reverse Stock Split for approval by our shareholders, which is substantially identical to the Prior Proposal.

The articles of amendment to our Restated Articles of Incorporation, as amended, to effect the Reverse Stock Split of our issued and outstanding Common Stock and Series A Preferred Stock, if approved by the shareholders, will be substantially in the form set forth on Appendix B to this Proxy Statement (subject to any changes required by applicable law or deemed necessary or advisable by the Board). If approved by the holders of our Common Stock and Series A Preferred Stock, the Reverse Stock Split proposal would permit (but not require) our Board to effect a reverse stock split of our issued and outstanding Common Stock and Series A Preferred Stock at any time prior to twelve months from the date of shareholder approval at a ratio of between 1-for-2 and 1-for-20, with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion. We believe that enabling our Board to implement the Reverse Stock Split and set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our shareholders, including satisfying the requirements to list our Common Stock on one of the national securities exchanges. In determining whether to effect the Reverse Stock Split following the receipt of shareholder approval, our Board may consider, among other things, factors such as:

●
the initial listing requirements of various securities exchanges;

●
the historical trading price and trading volume of our Common Stock;

●
the number of shares of our Common Stock and Series A Preferred Stock outstanding;

●
the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

●
the anticipated impact of the Reverse Stock Split ratio on our ability to reduce administrative and transactional costs; and

●
prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon the Reverse Stock Split, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in our best interests and the best interests of our shareholders.

Upon effectiveness of the Reverse Stock Split, every twenty shares, assuming the ratio is 1-for-20, of Common Stock and Series A Preferred Stock will be combined into one share of Common Stock or Series A Preferred Stock, respectively. Any fractional shares will be rounded up to the next whole number. The actual number of outstanding shares of our Common Stock and Series A Preferred Stock after giving effect to the Reverse Stock Split, however, will depend on the ratio that is ultimately determined by our Board.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board is submitting the Reverse Stock Split to our shareholders for approval with the primary intent of increasing the market price of our Common Stock to enhance our ability to meet the initial listing requirements of a national securities exchange. We currently do not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares that would become available as a result of the Reverse Stock Split. In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in our best interests and the best interests of our shareholders.

We believe that the Reverse Stock Split will enable our ability to obtain an initial listing on the NYSE MKT LLC or another national securities exchange. The NYSE MKT LLC requires, among other items, an initial bid price of least $3.00 per share under applicable standards. Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that our minimum bid price would remain above the required threshold for the NYSE MKT or any other national securities exchange following the Reverse Stock Split.

Additionally, we believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure and Board Discretion to Implement the Reverse Stock Split

The Reverse Stock Split, if approved by our shareholders, would become effective upon the filing (the “Effective Time”) of an articles of amendment to our Restated Articles of Incorporation, as amended, with the Department of State of the State of Florida. The exact timing of the filing of the articles of amendment that will effect the Reverse Stock Split will be determined by our Board based on its evaluation as to when, if at all, such action will be the most advantageous to us and our shareholders. In addition, our Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the articles of amendment to our Restated Articles of Incorporation, as amended, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split. If the articles of amendment effecting the Reverse Stock Split have not been filed with the Department of State of the State of Florida by the close of business twelve months from the date of shareholder approval, our Board will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock and Series A Preferred Stock

Assuming a Reverse Stock Split ratio of 1-for-20, twenty shares of our Common Stock will be combined into one share of Common Stock, twenty shares of our Series A Preferred Stock will be combined into one share of Series A Preferred Stock and any fractional shares of each will be rounded up to the next whole number. The table below shows, as of the Record Date, the number of shares of Common Stock outstanding prior to the Reverse Stock Split and the number of outstanding shares of Common Stock that would result from a (i) 1-for-2 ratio, (ii) 1-for-8 ratio, (iii) 1-for-12 ratio, (iv) 1-for-16 ratio and (v) 1-for-20 ratio, in each case without giving effect to the treatment of fractional shares:

Reverse Stock Split Ratio	Number of Shares Authorized(1)	Approximate Number of Shares Issued and Outstanding(2)	Percentage of Authorized Common Stock	Number of Shares Reserved For Issuance
Current shares	200,000,000	124,700,418	62.4%	75,299,582
1-for-2	200,000,000	62,350,209	31.2%	137,649,791
1-for-8	200,000,000	15,587,552	7.8%	184,412,448
1-for-12	200,000,000	10,391,702	5.2%	189,608,299
1-for-16	200,000,000	7,793,776	3.9%	192,206,224
1-for-20	200,000,000	6,235,021	3.1%	193,764,979

(1) Based on the number of shares of common stock authorized as of September 5, 2019.
(2) Based on the number of shares of common stock outstanding as of September 5, 2019.

The table below shows, as of the Record Date, the number of shares of Series A Preferred Stock outstanding prior to the Reverse Stock Split and the number of outstanding shares of Series A Preferred Stock that would result from a (i) 1-for-2 ratio, (ii) 1-for-8 ratio, (iii) 1-for-12 ratio, (iv) 1-for-16 ratio and (v) 1-for-20 ratio, in each case without giving effect to the treatment of fractional shares:

Reverse Stock Split Ratio	Number of Shares Authorized	Approximate Number of Shares Issued and Outstanding(1)	Percentage of Authorized Series A Preferred Stock	Number of Shares Reserved For Issuance
Current shares	1,000,000	510,000	51.0%	490,000
1-for-2	1,000,000	255,000	25.5%	745,000
1-for-8	1,000,000	63,750	6.4%	936,250
1-for-12	1,000,000	42,500	4.3%	957,500
1-for-16	1,000,000	31,875	3.2%	968,125
1-for-20	1,000,000	25,500	2.6%	974,500

(1) Based on the number of shares of common stock outstanding as of September 5, 2019.

The Reverse Stock Split will affect all holders of our Common Stock and Series A Preferred Stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” record holders of Common Stock and Series A Preferred Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number. In addition, the Reverse Stock Split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares). Additionally, the par value of our Common Stock and Series A Preferred Stock will remain unchanged.

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Our Common Stock will continue to be listed on the OTCQX under the symbol “TOMZ,” subject to any decision of our Board to list our securities on a different OTC marketplace or a national securities exchange. There is no assurance, however, that our Common Stock will be approved for quotation or listing on any such marketplace or exchange.

Beneficial Holders of Common Stock (i.e., shareholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. Shareholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with our transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of Common Stock upon the Reverse Stock Split, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Shareholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to our transfer agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these shareholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we will round up to the next whole number. No cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio, subject to our treatment of fractional shares.

Accounting Consequences

The proposed articles of amendment to our Restated Articles of Incorporation, as amended, will not affect the par value per share of our Common Stock, which will remain $0.01, or Series A Preferred Stock, which will also remain $0.01. As a result, as of the Effective Time, the stated capital attributable to Common Stock and Series A Preferred Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock and Series A Preferred Stock outstanding. The shares of Common Stock or Series A Preferred Stock held in treasury, if any, will also be reduced proportionately based on the ratio of the Reverse Stock Split. We will reclassify prior period per share amounts and the Consolidated Statement of Shareholders’ Equity (Deficiency) for the effect of the Reverse Stock Split for any prior periods in our financial statements and reports such that prior periods are comparable to current period presentation. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Material U.S. Federal Income Tax Consequences

The following discussion describes the anticipated material United States Federal income tax consequences to “U.S. holders” (as defined below) of our capital stock relating to the Reverse Stock Split. This discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the reverse stock split. The following discussion is for information purposes only and is not intended as tax or legal advice. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.

YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE UNITED STATES FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF OUR COMMON STOCK ARISING UNDER THE UNITED STATES FEDERAL ESTATE OR GIFT TAX RULES, OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TREATY.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our capital stock who is for United States Federal income tax purposes:

(a)
an individual citizen or resident of the United States;

(b)
a corporation (or other entity treated as a corporation for U.S. Federal income tax purposes) organized under the laws of the United States, any state, or the District of Columbia;

(c)
an estate with income subject to United States Federal income tax regardless of its source; or

(d)
 a trust that (i) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (ii) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that our capital stock is held as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular shareholder or to shareholders that are subject to special treatment under United States Federal income tax laws including, but not limited to, banks, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, entities such as partnerships or s-corporations that are treated as “flow-through” entities, or entities that are disregarded as separate from their owners for tax purposes, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or shareholders holding their shares of our capital stock as part of a “straddle,” “hedge,” “conversion transaction,” or other integrated transaction, U.S. expatriates, persons subject to the alternative minimum tax, to persons whose shares constitute “qualified small business stock” for purposes of Code section 1202, or persons who hold their capital stock through individual retirement or other tax-deferred accounts. This discussion also does not address the tax consequences to us, or to shareholders that own 5% or more of our capital stock, are affiliates of the Company, or are not U.S. holders. In addition, this discussion does not address other United States Federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the reverse stock split under state, local, or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the reverse stock split. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

If a partnership (or other entity treated as a partnership for United States Federal income tax purposes) is a shareholder, the tax treatment of a partner in the partnership, or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States Federal income tax purposes.

We believe that the reverse stock split will qualify as a “reorganization” under Section 368(a)(1)(E) of the Code. Accordingly, provided that the fair market value of the post-reverse stock split shares is equal to the fair market value of the pre-reverse stock split shares surrendered in the reverse stock split:

●
A U.S. holder will not recognize any gain or loss as a result of the reverse stock split;

●
A U.S. holder’s aggregate tax basis in his, her, or its post-reverse stock split shares will be equal to the aggregate tax basis in the pre-reverse stock split shares exchanged therefor;

●
A U.S. holder’s holding period for the post-reverse stock split shares will include the period during which such shareholder held the pre-reverse stock split shares surrendered in the reverse stock split; and

●
For purposes of the above discussion of the basis and holding periods for shares of our capital stock, and except as provided therein, holders who acquired different blocks of our capital stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the reverse stock split.

Vote Required

The votes cast by the holders of the Common Stock and the Series A Preferred Stock, each voting as a separate class, favoring the matter must exceed the votes cast opposing the matter. Abstentions will not be counted as either votes cast for or against Proposal 4.

If this Proposal 4 is approved, the reverse stock split will become effective upon the filing with the Department of State of the State of Florida of articles of amendment to our Articles of Incorporation, as amended, substantially in the form set forth in Appendix B hereto. The timing of such filing and the exact ratio of the Reverse Stock Split are subject to review and final approval by our Board and our Board reserves the right to not implement the Reverse Stock Split, even if Proposal 4 is approved by our shareholders.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO IMPLEMENT A REVERSE STOCK SPLIT.

OTHER MATTERS

 The Board and management do not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the Proxy Holder will vote on such matters in accordance with his best judgment.

SHAREHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

 To be considered for inclusion in next year’s Proxy Statement, shareholder proposals must be received at our principal executive offices no later than the close of business on Friday, May 22, 2020, in accordance with Rule 14a-8 promulgated under the Exchange Act. However, if the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s Annual Meeting, then, to be considered for inclusion in the Proxy Statement relating to next year’s annual meeting, notice of a shareholder proposal will need to be received by us in a reasonable amount of time before we begin to send our proxy materials for the 2020 annual meeting.

If a shareholder wishes to present a shareholder proposal at our next annual meeting that is not intended to be included in the Proxy Statement, we must receive such proposal within a reasonable time before we begin to print and send our proxy materials in connection with such annual meeting. Under Rule 14a-4(c) under the Exchange Act, which governs our use of discretionary proxy voting authority with respect to shareholder proposals that are not included in our proxy solicitation materials pursuant to Rule 14a-8 of the Exchange Act, if we do not receive the shareholder’s notice of intent to present such a proposal at our 2020 annual meeting within a reasonable time before we begin to print and send our proxy materials in connection with such annual meeting, then our management proxies will have the right to exercise their discretionary authority in connection with the matter submitted by the shareholders, without discussion of the matter in the Proxy Statement. However, if the date of our 2020 annual meeting is changed by more than 30 days from the anniversary of this year’s Annual Meeting, then notice will need to be received by us not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by us fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which we made the first public announcement of the date of such meeting.

Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our Proxy Statement. We reserve the right to exclude shareholder proposals pursuant to SEC rules, or if untimely. If a shareholder nominates a director candidate, in order for such nomination to be valid and acceptable, all information required to be provided under Regulation 14A under the Exchange Act and requested by the Board concerning such candidate must be furnished within a reasonable time prior to the above deadline for shareholder proposals.

All notices of intention to present a proposal at the 2020 annual meeting should be addressed to our Chief Executive Officer at TOMI Environmental Solutions, Inc., 9454 Wilshire Blvd., Penthouse, Beverly Hills, CA 90212 and to ensure prompt receipt by us, such notices should be sent to us via certified mail, return receipt requested. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Any shareholder proposal for next year’s annual meeting submitted after the deadlines described above will not be considered filed on a timely basis. For proposals that are not timely filed, we retain discretion to vote the proxies we receive. For proposals that are timely filed, we retain discretion to vote the proxies we receive, provided that (i) we include in our Proxy Statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a Proxy Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers deliver a single Proxy Statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you currently receive multiple Proxy Statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to our Chief Executive Officer at TOMI Environmental Solutions, Inc., 9454 Wilshire Blvd., Penthouse, Beverly Hills, CA 90212 or by calling us at 1-800-525-1698.

IMPORTANT

Your vote at this year’s Annual Meeting is important, no matter how many or how few shares of Voting Stock you own. Please sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope promptly.

Only your latest dated, signed Proxy Card will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement.

Appendix A

ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION OF
TOMI ENVIRONMENTAL SOLUTIONS, INC.

TOMI ENVIRONMENTAL SOLUTIONS, INC., a Florida corporation (the “Company”), hereby adopts the following Articles of Amendment to its Articles of Incorporation, as amended on September 19, 2011, pursuant to the provisions of the Florida Business Corporation Act:

1. Amendment. The first sentence of Article IV is hereby deleted in its entirety and replaced with the following (the “Amendment”):

“The company is authorized to issue 250,000,000 shares of Common Stock (the “Common Stock”).”

2. Approval of Amendment. The Amendment was approved and adopted by all of the directors of Company by written consent on __________ __, 2019 and was approved and adopted by the required vote of the shareholders of the Company on __________ __, 2019.

3. Effective Time and Date of Amendment. The Amendment shall become effective as of the close of business on __________ __, 201_.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment as of this ____ day of __________, 2019.

TOMI ENVIRONMENTAL SOLUTIONS, INC.

By:
Name:	Halden S. Shane
Title:	Chief Executive Officer

A-1

Appendix B

ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION OF
TOMI ENVIRONMENTAL SOLUTIONS, INC.

TOMI ENVIRONMENTAL SOLUTIONS, INC., a Florida corporation (the “Company”), hereby adopts the following Articles of Amendment to its Articles of Incorporation, as amended on September 19, 2011, pursuant to the provisions of the Florida Business Corporation Act:

1. Amendment. The provisions of Article IV immediately following the first sentence are hereby deleted in their entirety and replaced with the following (the “Amendment”):

“The par value of the Common Stock remains $0.01 per share.

The company is authorized to issue 1,000,000 shares of cumulative, convertible $0.01 Preferred A Stock (the “Series A Preferred Stock”). The Series A Preferred Stock (as adjusted in connection with the Reverse Stock Split (as defined below) and any reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Series A Preferred Stock that occur after the date hereof) is convertible into shares of Common Stock at a conversion ratio of one share of Series A Preferred Stock for one share of Common Stock (as adjusted in connection with the Reverse Stock Split (as defined below) and any reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date hereof). The Series A Preferred Stock has no dividend attached.

The company is authorized to issue 4,000 shares of Series B Preferred Stock (the “Series B Preferred Stock”). The Series B Preferred Stock shall be convertible at an exchange rate of 200 shares of Common Stock for each share of Series B Preferred Stock and have a stated value per share of $1,000. The Series B Preferred Stock shall carry a cumulative dividend of 7.5% per annum and shall be senior in liquidation preference to the Common Stock and equal in liquidation preference to all other authorized class of preferred stock. The dividend is payable in kind, at the election of the company.

On the close of business on the date these Articles of Amendment are filed with the Florida Secretary of State (the “Effective Time”), (i) each ____ (__) shares of Common Stock issued and outstanding or held by the company in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof or the company, be combined and converted into one (1) share of validly issued, fully paid and non-assessable Common Stock, subject to the treatment of fractional share interests as described below; and (ii) each ____ (__) shares of Series A Preferred Stock issued and outstanding or held by the company in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof or the company, be combined and converted into one (1) share of validly issued, fully paid and non-assessable Series A Preferred Stock, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares of Common Stock or Series A Preferred Stock shall be issued in connection with the Reverse Stock Split. Rather, fractional shares created as a result of the Reverse Stock Split shall be rounded up to the next whole number, such that, in lieu of fractional shares, each shareholder who otherwise would be entitled to receive fractional shares of Common Stock or Series A Preferred Stock as a result of the Reverse Stock Split shall instead be entitled to receive the nearest larger whole number of shares of Common Stock or Series A Preferred Stock, respectively.”

2. Approval of Amendment. The Amendment was approved and adopted by all of the directors of Company by written consent on __________ __, 2019 and was approved and adopted by the required vote of the shareholders of the Company on __________ __, 2019.

3. 3. Effective Time and Date of Amendment. The Amendment shall become effective as of the close of business on __________ __, 201_.

B-1

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment as of this ____ day of __________, 201_.

TOMI ENVIRONMENTAL SOLUTIONS, INC.

By:
Name:	Halden S. Shane
Title:	Chief Executive Officer

B-2

13980-Tomi Proxy Card -REV2 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

TOMI ENVIRONMENTAL SOLUTIONS, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on October 29, 2019.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY .

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE CLASS II DIRECTORS NAMED IN PROPOSAL 1, "FOR" PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 AND IN THE PROXY'S DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

1. Election of Class II Directors — FOR ☐ WITHHOLD AUTHORITY ☐
   (1) Walter C. Johnsen
   (2) Kelly J. Anderson

2. Ratification of independent registered public accounting firm. — FOR ☐ AGAINST ☐ ABSTAIN ☐

3. Approval of an amendment to the Company's Restated Articles of Incorporation, as amended, to increase the authorized common shares from 200,000,000 to 250,000,000. — FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2019**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

13980-Tomi Proxy Card -REV2 Back

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held October 30, 2019 at 10:00 a.m., Pacific Time

The proxy statement and our 2018 Annual Report to Shareholders are available at http://www.cstproxy.com/tomimist/2019

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

TOMI ENVIRONMENTAL SOLUTIONS, INC.

The undersigned appoints Harold W. Paul as proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of TOMI Environmental Solutions, Inc. held of record by the undersigned at the close of business on September 18, 2019 at the Annual Meeting of Shareholders of TOMI Environmental Solutions, Inc. to be held on October 30, 2019, or at any postponement(s) or adjournment(s) thereof, and revokes any proxies previously given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE CLASS II DIRECTORS NAMED IN PROPOSAL 1, FOR PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 AND IN THE PROXY'S DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)